Exhibit 21.1

LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER EQUITY, L.P., a Delaware limited partnership:

Eastern Gulf Crude Access, LLC, a Delaware limited liability company

Energy Transfer Crude Oil Company, LLC

Energy Transfer LNG Export, LLC

Energy Transfer Partners GP, L.P., a Delaware limited partnership

Energy Transfer Partners, L.L.C., a Delaware limited liability company

Energy Transfer Partners, L.P., a Delaware limited partnership

ET Crude Oil Terminals, LLC, a Delaware limited liability company

ET LNG GP, LLC, a Delaware limited liability company

ET LNG, LP, a Delaware limited partnership

ETE Common Holdings Member, LLC, a Delaware limited liability company

ETE Common Holdings, LLC, a Delaware limited liability company

ETE Corp., a Delaware corporation

ETE GP Acquirer LLC, a Delaware limited liability company

ETE Services Company, LLC, a Delaware limited liability company

ETE Sigma Holdco, LLC, a Delaware limited liability company

Regency Employees Management Holdings LLC, a Delaware limited liability company

Regency Employees Management LLC, a Delaware limited liability company

Regency Energy Partners LP, a Delaware limited partnership

Regency GP LLC, a Delaware limited liability company

Regency GP LP, a Delaware limited partnership

Sunoco Partners LLC, a Pennsylvania limited liability company

Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company

Trunkline LNG Company, LLC, a Delaware limited liability company

Trunkline LNG Export, LLC

SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:

Arguelles Pipeline SRL, a Mexico SRL

CCE Acquisition LLC, a Delaware limited liability company

CCE Holdings, LLC, a Delaware limited liability company

Chalkley Gathering Company, LLC, a Texas limited liability company

Citrus Corp., a Delaware corporation

Citrus Energy Services, Inc., a Delaware corporation

Citrus ETP Finance LLC, a Delaware limited liability company

CrossCountry Alaska, LLC, a Delaware limited liability company

CrossCountry Citrus, LLC, a Delaware limited liability company

CrossCountry Energy, LLC, a Delaware limited liability company

Dakota Access, LLC, a Delaware limited liability company

Drive Acquisition Corporation, a Delaware corporation

Eastern Gulf Crude Access, LLC, a Delaware limited liability company

Energy Transfer Canada, LLC, a Delaware limited liability company

Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company

Energy Transfer Data Center, LLC, a Delaware limited liability company

Energy Transfer Dutch Holdings, LLC, a Delaware limited liability company

Energy Transfer Employee Management Company, a Delaware corporation

Energy Transfer Fuel GP, LLC, a Delaware limited liability company

Energy Transfer Fuel, LP, a Delaware limited partnership

Energy Transfer Group, LLC, a Texas limited liability company

Energy Transfer International Holdings LLC, a Delaware limited liability company

Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company

Energy Transfer LNG Export, LLC, a Delaware limited liability company

Energy Transfer LNG Holdings, LLC, a Delaware limited liability company

Energy Transfer Management Holdings, LLC, a Delaware limited liability company

Energy Transfer Mexicana, LLC, a Delaware limited liability company

Energy Transfer Peru LLC, a Delaware limited liability company

Energy Transfer Rail Company, LLC, a Delaware limited liability company

Energy Transfer Retail Power, LLC, a Delaware limited liability company

Energy Transfer Technologies, Ltd., a Texas limited partnership

Energy Transfer Terminalling Company, LLC, a Delaware limited liability company

Enhanced Service Systems, Inc., a Delaware corporation

ET Company I, Ltd., a Texas limited partnership

ET Fuel Pipeline, L.P., a Delaware limited partnership

ET Rover Pipeline Canada ULC, a British Columbia, Canada unlimited liability company

ET Rover Pipeline LLC, a Delaware limited liability company

ETC Compression, LLC, a Delaware limited liability company

ETC Endure Energy L.L.C., a Delaware limited liability company

ETC Energy Transfer, LLC, a Delaware limited liability company

ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company

ETC Fayetteville Operating Company, LLC, a Delaware limited liability company

ETC Gas Company, Ltd., a Texas limited partnership

ETC Gathering, LLC, a Texas limited liability company

ETC Hydrocarbons, LLC, a Texas limited liability company

ETC Interstate Procurement Company, LLC, a Delaware limited liability company

ETC Intrastate Procurement Company, LLC, a Delaware limited liability company

ETC Katy Pipeline, Ltd., a Texas limited partnership

ETC Lion Pipeline, LLC, a Delaware limited liability company

ETC M-A Acquisition LLC, a Delaware limited liability company

ETC Marketing, Ltd., a Texas limited partnership

ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company

ETC New Mexico Pipeline, L.P., a New Mexico limited partnership

ETC NGL Marketing, LLC, a Texas limited liability company

ETC NGL Transport, LLC, a Texas limited liability company

ETC Northeast Pipeline, LLC, a Delaware limited liability company

ETC Oasis GP, LLC a Texas limited liability company

ETC Oasis, L.P., a Delaware limited partnership

ETC Texas Pipeline, Ltd., a Texas limited partnership

ETC Tiger Pipeline, LLC, a Delaware limited liability company

ETC Water Solutions, LLC, a Delaware limited liability company

ETE Holdco Corporation, a Delaware corporation

ETP Holdco Corporation, a Delaware corporation

ETP Newco 1 LLC, a Delaware limited liability company

ETP Newco 2 LLC, a Delaware limited liability company

ETP Newco 3 LLC, a Delaware limited liability company

ETP Newco 4 LLC, a Delaware limited liability company

ETP Newco 5 LLC, a Delaware limited liability company

ETP Retail Holdings, LLC, a Delaware limited liability company

Fayetteville Express Pipeline, LLC, a Delaware limited liability company

FEP Arkansas Pipeline, LLC, an Arkansas limited liability company

Five Dawaco, LLC, a Texas limited liability company

Florida Gas Transmission Company, LLC, a Delaware limited liability company

Heritage ETC GP, L.L.C., a Delaware limited liability company

Heritage ETC, L.P., a Delaware limited partnership

Heritage Holdings, Inc., a Delaware corporation

Houston Pipe Line Company LP, a Delaware limited partnership

HP Houston Holdings, L.P., a Delaware limited partnership

HPL Asset Holdings LP, a Delaware limited partnership

HPL Consolidation LP, a Delaware limited partnership

HPL GP, LLC, a Delaware limited liability company

HPL Holdings GP, L.L.C., a Delaware limited liability company

HPL Houston Pipe Line Company, LLC, a Delaware limited liability company

HPL Leaseco LP, a Delaware limited partnership

HPL Resources Company LP, a Delaware limited partnership

HPL Storage GP LLC, a Delaware limited liability company

LA GP, LLC, a Texas limited liability company

La Grange Acquisition, L.P., a Texas limited partnership

Lake Charles Exports, LLC, a Delaware limited liability company

Lake Charles LNG Exports, LLC, a Delaware limited liability company

Lee 8 Storage Partnership, a Delaware limited partnership

LG PL, LLC, a Texas limited liability company

LGM, LLC, a Texas limited liability company

Liberty Pipeline Group, LLC, a Delaware limited liability company

Lone Star NGL LLC, a Delaware limited liability company

Lone Star NGL Asset Holdings LLC, a Delaware limited liability company

Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company

Lone Star NGL Asset GP LLC, a Delaware limited liability company

Lone Star NGL Development LP, a Delaware limited partnership

Lone Star NGL Pipeline LP, a Delaware limited partnership

Lone Star NGL Product Services LLC, a Delaware limited liability company

Lone Star NGL Hattiesburg LLC, a Delaware limited liability company

Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company

Lone Star NGL Mont Belvieu LP, a Delaware limited partnership

Lone Star NGL Hastings LLC, a Delaware limited liability company

Lone Star NGL Refinery Services LLC, a Delaware limited liability company

Lone Star NGL Sea Robin LLC, a Delaware limited liability company

Lone Star NGL Fractionators LLC, a Delaware limited liability company

Lone Star NGL Marketing LLC, a Delaware limited liability company

MACS Retail LLC, a Virginia limited liability company

Mid-Atlantic Convenience Stores, LLC, a Delaware limited liability company

Oasis Partner Company, a Delaware corporation

Oasis Pipe Line Company, a Delaware corporation

Oasis Pipe Line Company Texas L.P., a Texas limited partnership

Oasis Pipe Line Finance Company, a Delaware corporation

Oasis Pipe Line Management Company, a Delaware corporation

Oasis Pipeline, LP, a Texas limited partnership

Pan Gas Storage LLC, a Delaware limited liability company

Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership

Panhandle Energy LNG Services, LLC, a Delaware limited liability company

Panhandle Holdings LLC, a Delaware limited liability company

Panhandle Storage LLC, a Delaware limited liability company

PEI Power Corporation, a Pennsylvania corporation

PEI Power II, LLC, a Pennsylvania corporation

PES Equity Holdings, LLC, a Delaware limited liability company

PG Energy, Inc., a Pennsylvania corporation

Rich Eagleford Mainline, LLC, a Delaware limited liability company

Rover Pipeline LLC, a Delaware limited liability company

Sea Robin Pipeline Company, LLC, a Delaware limited liability company

SEC Energy Products & Services, L.P., a Texas limited partnership

SEC Energy Realty GP, LLC, a Texas limited liability company

SEC General Holdings, LLC, a Texas limited liability company

SEC-EP Realty Ltd., a Texas limited partnership

Southern Union Gas Company, Inc., a Texas corporation

Southern Union Panhandle LLC, a Delaware limited liability company

Southside Oil, LLC, a Virginia limited liability company

SU Gas Services Operating Company, Inc., a Delaware corporation

SU Holding Company, Inc., a Delaware corporation

SU Pipeline Management LP, a Delaware limited partnership

SUCo LLC, a Delaware limited liability company

SUCo LP, a Delaware limited partnership

SUGAir Aviation Company, a Delaware corporation

SUG Holdings, LLC, a Delaware limited liability company

Sunoco Logistic Partners L.P., a Delaware limited partnership

Sunoco Inc., a Pennsylvania corporation

Sunoco Partners LLC, a Pennsylvania limited liability company

TETC, LLC, a Texas limited liability company

Texas Energy Transfer Company, Ltd., a Texas limited partnership

Texas Energy Transfer Power, LLC, a Texas limited liability company

Transwestern Pipeline Company, LLC, a Delaware limited liability company

Trunkline Deepwater Pipeline LLC, a Delaware limited liability company

Trunkline Field Services LLC, a Delaware limited liability company

Trunkline Gas Company, LLC, a Delaware limited liability company

Trunkline LNG Export, LLC, a Delaware limited liability company

Trunkline LNG Holdings LLC, a Delaware limited liability company

Trunkline Offshore Pipeline LLC, a Delaware limited liability company

Westex Energy LLC, a Delaware limited liability company

Whiskey Bay Gas Company, Ltd., a Texas limited partnership

Whiskey Bay Gathering Company, LLC, a Delaware limited liability company

SUBSIDIARIES OF REGENCY ENERGY PARTNERS LP, a Delaware limited partnership:

CBC/Leon limited Partnership, an Oklahoma limited partnership

CDM Resource Management LLC, a Delaware limited liability company

Connect Gas Pipeline LLC, a Delaware limited liability company

Dulcet Acquisition LLC, a Delaware limited liability company

Edwards Lime Gathering, LLC, a Delaware limited liability company

ELG Oil LLC, a Delaware limited liability company

ELG Utility LLC, a Delaware limited liability company

Fieldcrest Resources LLC, a Delaware limited liability company

FrontStreet Hugoton LLC, a Delaware limited liability company

Gulf States Transmission LLC, a Louisiana limited liability company

K Rail LLC, a Delaware limited liability company

Kanawha Rail LLC, a Virginia limited liability company

Loadout LLC, a Delaware limited liability company

Lone Star NGL LLC, a Delaware limited liability company

Lone Star NGL Asset Holdings LLC, a Delaware limited liability company

Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company

Lone Star NGL Asset GP LLC, a Delaware limited liability company

Lone Star NGL Development LP, a Delaware limited partnership

Lone Star NGL Pipeline LP, a Delaware limited partnership

Lone Star NGL Product Services LLC, a Delaware limited liability company

Lone Star NGL Hattiesburg LLC, a Delaware limited liability company

Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company

Lone Star NGL Mont Belvieu LP, a Delaware limited partnership

Lone Star NGL Hastings LLC, a Delaware limited liability company

Lone Star NGL Refinery Services LLC, a Delaware limited liability company

Lone Star NGL Sea Robin LLC, a Delaware limited liability company

Lone Star NGL Fractionators LLC, a Delaware limited liability company

Lone Star NGL Marketing LLC, a Delaware limited liability company

Midcontinent Express Pipeline LLC, a Delaware limited liability company

Penn Virginia Operating Co., LLC, a Delaware limited liability company

Pueblo Holdings, Inc., a Delaware corporation

Pueblo Midstream Gas Corporation, a Texas corporation

PVR Midstream LLC, a Delaware limited liability company

Ranch Westex JV LLC, a Delaware limited liability company

Regal Midstream LLC, a Delaware limited liability company

Regency Energy Finance Corp., a Delaware corporation

Regency Field Services LLC, a Delaware limited liability company

Regency Gas Services LP, a Delaware limited partnership

Regency Gas Utility LLC, a Delaware limited liability company

Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company

Regency Intrastate Gas LP, a Delaware limited partnership

Regency Laverne LLC, a Delaware limited liability company

Regency Liquids Pipeline LLC, a Delaware limited liability company

Regency Marcellus Gas Gathering LLC, a Delaware limited liability company

Regency Midcontinent Express LLC, a Delaware limited liability company

Regency Midcontinent LLC, a Delaware limited liability company

Regency NEPA Gas Gathering LLC, a Texas limited liability company

Regency OLP GP LLC, a Delaware limited liability company

Regency Quitman Gathering LLC, a Delaware limited liability company

Regency Ranch JV LLC, a Delaware limited liability company

Regency Texas Pipeline LLC, a Delaware limited liability company

Regency Utica Gas Gathering LLC, a Delaware limited liability company

RGP Marketing LLC, a Texas limited liability company

RGP Westex Gathering Inc., a Texas corporation

RGU West LLC, a Texas limited liability company

RHEP Crude LLC, a Texas limited liability company

RIGS GP LLC, a Delaware limited liability company

RIGS Haynesville Partnership Co., a Delaware partnership

Suncrest Resources LLC, a Delaware limited liability company

Toney Fork LLC, a Delaware limited liability company

West Texas Gathering Company, a Delaware corporation

WGP-KHC, LLC, a Delaware limited liability company

SUBSIDIARIES OF SUNOCO, INC., a Pennsylvania corporation

Atlantic Petroleum (Out) LLC, a Delaware limited liability company

Atlantic Petroleum Corporation, a Delaware corporation

Atlantic Petroleum Delaware Corporation, a Delaware corporation

Atlantic Pipeline (Out) L.P. Texas limited partnership

Atlantic Refining & Marketing Corp., a Delaware corporation

Aventine Renewable Energy Holdings, Inc., a Delaware corporation

Clean Air Action Corporation, a Delaware corporation

Evergreen Assurance, LLC, a Delaware limited liability company

Evergreen Capital Holdings, LLC, a Delaware limited liability company

Evergreen Resources Group, LLC, a Delaware limited liability company

ETP Retail Holdings, LLC, a Delaware limited liability company

Helios Assurance Company, a Limited Bermuda other

Jalisco Corporation, a California corporation

Japan Sun Oil Company, Ltd., a Japan other

Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other

Lesley Corporation, a Delaware corporation

Libre Insurance Company, Ltd., a Bermuda other

Lugrasa, S.A., a Panama corporation

Mascot, Inc. (MA), a Massachusetts corporation

Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company

Oil Casualty Insurance, Ltd., a Bermuda other

Oil Insurance Limited, Bermuda limited company

Pacesetter/MVHC, Inc., a Texas corporation

PES Equity Holdings, LLC, a Delaware limited liability company

PES Holdings, LLC, a Delaware limited liability company

Philadelphia Energy Solutions LLC, a Delaware limited liability company

Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company

Puerto Rico Sun Oil Company LLC, a Delaware limited liability company

Sun Alternate Energy Corporation, a Delaware corporation

Sun Atlantic Refining and Marketing B.V., a Netherlands other

Sun Atlantic Refining and Marketing B.V., Inc., a Delaware corporation

Sun Atlantic Refining and Marketing Company, a Delaware corporation

Sun Canada, Inc., a Delaware corporation

Sun Company, Inc., a Delaware corporation

Sun Company, Inc., a Pennsylvania corporation

Sun International Limited, a Bermuda other

Sun Lubricants and Specialty Products Inc., a Quebec corporation

Sun Mexico One, Inc., a Delaware corporation

Sun Mexico Two, Inc., a Delaware corporation

Sun Oil Company, a Delaware corporation

Sun Oil Export Company, a Delaware corporation

Sun Oil International, Inc., a Delaware corporation

Sun Petrochemicals, Inc., a Delaware corporation

Sun Pipe Line Company, a Texas corporation

Sun Pipe Line Delaware (Out) LLC, a Delaware limited liability company

Sun Refining and Marketing Company, a Delaware corporation

Sun Services Corporation, a Pennsylvania corporation

Sun Transport, LLC, a Pennsylvania limited liability company

Sun-Del Pipeline LLC, a Delaware limited liability company

Sun-Del Services, Inc., a Delaware corporation

Sunmarks, LLC, a Delaware limited liability company

Sunoco de Mexico, S.A. de C.V., a Mexico other

Sunoco Overseas, Inc., a Delaware corporation

Sunoco Power Marketing L.L.C., a Pennsylvania limited liability company

Sunoco Receivables Corporation, Inc., a Delaware corporation

Sunoco, Inc. (R&M), a Pennsylvania corporation

Sunoco, LLC, a Delaware limited liability company

The New Claymont Investment Company, a Delaware corporation

The Sunoco Foundation, a Pennsylvania not-for-profit corporation

Venezoil, C.A., a Venezuela other

SUBSIDIARIES OF SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership

Excel Pipeline LLC, a Delaware limited liability company

Inland Corporation, an Ohio corporation

Mid-Valley Pipeline Company, an Ohio corporation

Price River Terminal, LLC, a Texas limited liability company

Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company

Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company

Sunoco Logistics Partners GP LLC, a Delaware limited liability company

Sunoco Logistics Partners L.P., a Delaware limited partnership

Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company

Sunoco Logistics Partners Operations L.P., a Delaware limited partnership

Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership

Sunoco Partners NGL Facilities LLC, a Delaware limited liability company

Sunoco Partners Operating LLC, a Delaware limited liability company

Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company

Sunoco Partners Rockies LLC, a Delaware limited liability company

Sunoco Pipeline Acquisition LLC, a Delaware limited liability company

Sunoco Pipeline L.P., a Texas limited partnership

SunVit Pipeline LLC, a Delaware limited liability company

West Texas Gulf Pipe Line Company, a Delaware corporation